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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               December 11, 2000


                                EATON CORPORATION
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             (Exact name of registrant as specified in its charter)


           Ohio                           1-1396                  34-0196300
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(State or other jurisdiction            (Commission           (IRS Employer
       incorporation)                   File Number)         Identification No.)

                                  Eaton Center
                              1111 Superior Avenue
                                  Cleveland, OH
                                   44114-2584

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (216) 523-5000

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Item 5.  Other Events

         Eaton Corporation's Information Statement dated December 8, 2000, contains a description of its spinoff of Axcelis Technologies, Inc. That Information Statement is attached as Exhibit 99.1 to this Form 8-K.



Item 7.  Financial Statements and Exhibits

              (c)    Exhibits

                     The following exhibits are filed herewith:

                     99.1  Information Statement dated December 8, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EATON CORPORATION


Date:    December 11, 2000                By: /s/ J. Robert Horst

                                              J. Robert Horst
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX


         99.1     Information Statement dated December 8, 2000.